UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 15, 2021 (September 13, 2021)

Date of Report (Date of earliest event reported)

GREENIDGE GENERATION HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-4808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification No.)

590 Plant Road Dresden, New York (Address of Principal Executive Offices)		14441 (Zip Code)

(315) 536-2359

(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, $0.0001 par value	GREE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 14, 2021, GGH Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Greenidge Generation Holdings Inc., a Delaware corporation (the “Company”), merged with and into Support.com, Inc., a Delaware corporation (“Support”), with Support continuing as the surviving corporation (the “Merger”) and a wholly owned subsidiary of the Company, pursuant to the previously announced Agreement and Plan of Merger, dated March 19, 2021 (the “Merger Agreement”), among the Company, Support and Merger Sub.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Notes is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”): (i) each share of common stock, par value $0.0001, of Support (the “Support Common Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and extinguished and automatically converted into the right to receive 0.115 (the “Exchange Ratio”) shares of Class A Common Stock, par value $0.0001, of the Company (the “Company Class A Common Stock”), (ii) each outstanding stock option of Support immediately prior to the Effective Time (an “Option”) was accelerated, and the holder of each Option received the right to receive an amount of Company Class A Common Stock equal to the Exchange Ratio, multiplied by the number of shares of Support Common Stock underlying such Option, less a number of shares to be withheld in satisfaction of the aggregate exercise price of such Option and, unless such holder elected to satisfy such obligation with cash, such holder’s tax withholding obligations and (iii) each outstanding restricted stock unit of Support immediately prior to the Effective Time (an “RSU”) was accelerated, and the holder of each RSU received the right to receive an amount of Company Class A Common Stock equal to the Exchange Ratio, multiplied by the number of shares of Support Common Stock underlying such RSU, less a number of shares to be withheld in satisfaction of such holder’s tax withholding obligations, unless such holder elected to satisfy such obligation with cash.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was included as Annex A to the proxy statement/prospectus forming part of the Company’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2021, and is incorporated by reference into this Item 2.01.

Item 5.03	Amendment to Articles or Bylaws; Change in Fiscal Year.

On September 13, 2021, the Company filed a Certificate of Amendment (the “Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of shares of capital stock that the Company is authorized to issue to three billion twenty million (3,020,000,000), consisting of two billion four hundred million (2,400,000,000) shares of Class A common stock, six hundred million (600,000,000) shares of Class B common stock and twenty million (20,000,000) shares of preferred stock, each $0.0001 par value per share. The Amendment is attached hereto as Exhibit 3.1 and incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On September 14, 2021, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets as of December 31, 2020 and December 31, 2019 and the related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for each of the years ended December 31, 2020 and ended December 31, 2019, and the notes thereto of Support (collectively, the “audited consolidated financial statements”), together with the report thereon of Plante & Moran, PLLC included in the audited consolidated financial statements, are filed as Exhibit 99.2 hereto.

The unaudited condensed consolidated balance sheets as of June 30, 2021 and December 31, 2020 and the related unaudited condensed consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the three- and six- month periods ended June 30, 2021 and June 30, 2020, and the notes thereto of Support are filed as Exhibit 99.3 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 and the related unaudited pro forma condensed combined statements of operations for the three- and six- month periods ended June 30, 2021 and the year ended December 31, 2020, and the notes thereto of the Company, giving effect to the Merger are filed as Exhibit 99.4 hereto.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 19, 2021, among Greenidge Generation Holdings Inc., Support.com, Inc. and GGH Merger Sub, Inc. (incorporated herein by reference to Annex A to the proxy statement/prospectus forming part of the Registration Statement on Form S-4 filed May 4, 2021).

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Greenidge Generation Holdings Inc., dated September 13, 2021.

23.1	Consent of Plante & Moran, PLLC.

99.1	Press Release, dated September 14, 2021.

99.2	Audited Consolidated Balance Sheets as of December 31, 2020 and December 31, 2019, and the audited Consolidated Statements of Operations, Comprehensive Income, Stockholders’ Equity and Cash Flows for the years ended December 31, 2020 and December 31, 2019, including the notes thereto, of Support.com, Inc.

99.3	Unaudited Condensed Consolidated Balance Sheets as of June 30, 2021 and December 31, 2020, and the unaudited Condensed Consolidated Statements of Operations, Comprehensive Income, Stockholders’ Equity and Cash Flows for the three- and six- month periods ended June 30, 2021 and June 30, 2020, including the notes thereto, of Support.com, Inc.

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2021, and the unaudited Pro Forma Condensed Combined Statements of Operations for the three- and six- month periods ended June 30, 2021 and the year ended December 31, 2020, and the notes thereto of Greenidge Generation Holdings Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

GREENIDGE GENERATION HOLDINGS INC.

Date: September 15, 2021	By:	/s/ Jeffrey E. Kirt
Name: Jeffrey E. Kirt
Title: Chief Executive Officer

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